===========================================================

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 25, 1995



                          DR PEPPER/SEVEN-UP COMPANIES, INC.
                (Exact name of registrant as specified in its charter)



                 Delaware              1-10064                 75-2233365
          (State of other      (Commission File Number)     (IRS Employer
           jurisdiction                                      Identification No.)
           of incorporation)





          8144 Walnut Hill Lane, Dallas, Texas             75231-4372
        (Address of principal executive offices)           (Zip code)


        Registrant's telephone number including area code:  (214) 360-7000


                                    Not Applicable
             (Former name or former address if changed from last report)

             ===========================================================

             Item 5.  Other Events.

                       On January 25, 1995, Dr Pepper/Seven-Up
             Companies, Inc. (the "Company"), announced that the
             Company, Cadbury Schweppes plc, a corporation organized under the laws of England ("Cadbury") and DP/SU Acquisition
             Inc., a Delaware corporation and an indirect wholly owned subsidiary of Cadbury ("DP/SU"), entered into a definitive agreement and plan of merger (the "Merger Agreement") providing for the acquisition by DP/SU of all outstanding shares of the Company's common stock, par value $ .01 per share ("Common Stock"). Under the Merger Agreement, DP/SU will commence a tender offer for all outstanding Common Stock of the Company not already owned by Cadbury or its subsidiaries for $33.00 per share in cash. The tender offer will be followed by a merger of DP/SU with the Company. Upon the approval and adoption of the Merger Agreement by the affirmative vote of the, stockholders of the Company to the extent required by Delaware law, DP/SU will merge with the Company and each share not held in the treasury of the Company, or owned by Cadbury or DP/SU shall be automatically converted into the right to receive $33.00 in cash. The tender offer will commence no later than Wednesday, February 1, 1995 and will be conditioned on there being validly tendered that number of shares that, when added to the shares already owned by Cadbury or its subsidiaries, constitutes a majority of the outstanding shares of Common Stock of the Company (on a fully diluted basis), as well as other customary conditions, including regulatory approvals. For additional information regarding the foregoing transactions, reference is made to the Company's press release issued January 26, 1995 and the Merger Agreement, copies of which are attached as exhibits hereto and incorporated herein by reference in their entirety.

             Item 7.  Financial Statements and Exhibits.

             Exhibit
             Number         Description
             ------         -----------

              2.1 Merger Agreement, dated as of January 25, 1995 among the Company, Cadbury and DP/SU.
             20.1           Press Release dated January 26, 1995.

                                      SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        DR PEPPER/SEVEN-UP COMPANIES, INC.
                                        (Registrant)



                                        By:  /s/ Nelson A. Bangs
                                             -------------------------------
                                             Nelson A. Bangs
                                             Vice President, Secretary &
                                              General Counsel


          Date:  February  1, 1995
































                                         -3-